Earnings per Share (Tables)	3 Months Ended
Mar. 31, 2018
Earnings Per Share [Abstract]
Reconciliation of Basic and Diluted Earnings (Loss) Per Share

A reconciliation of basic and diluted earnings (loss) per share is as follows (in millions, except per share amounts):

	Three Months Ended March 31,
	2018	2017
Basic:
Net income (loss) attributable to CNH Industrial	$196	$43
Weighted average common shares outstanding—basic	1,363	1,363
Basic earnings (loss) per share	$0.14	$0.03
Diluted:
Net income (loss) attributable to CNH Industrial	$196	$43
Weighted average common shares outstanding—basic	1,363	1,363
Effect of dilutive securities (when dilutive):
Stock compensation plans (A)	5	3
Weighted average common shares outstanding—diluted	1,368	1,366
Diluted earnings (loss) per share	$0.14	$0.03
(A)

For the three months ended March 31, 2017, 0.1 million shares were excluded from the computation of diluted earnings per share as the impact of these shares (related to stock options) would have been anti-dilutive.